EXHIBIT 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

Contact:	William P. Hornby, CPA
whornby@century-bank.com

Phone:	781-393-4630

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS FOURTH QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, January 15, 2008—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,374,000, or $0.43 per share diluted, for the fourth quarter ended December 31, 2007, an increase of 118.2% when compared to net income of $1,088,000, or $0.20 per share diluted, for the fourth quarter ended December 31, 2006. For the year ended 2007, net income totaled $7,864,000, or $1.42 per share diluted, an increase of 67.7% when compared to net income of $4,688,000, or $0.84 per share diluted, for the same period a year ago. Included in income for 2007 is the previously announced $1,321,000 pre-tax gain on the sale of the building which houses the Company’s Medford Square branch. Included in income for 2006 is a pre-tax gain of $600,000 from the sale of the Company’s rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $39.2 million for the year ended December 31, 2007 as compared to $36.8 million for 2006. The 6.6% increase in net interest income for the period is due to an increase of twenty-five basis points in the net interest margin, from 2.40% on a fully taxable equivalent basis in 2006 to 2.65% on the same basis for 2007. Included in interest income for the year ended December 31, 2007 is $412,000 of prepayment fees collected on loans as compared to $327,000 for 2006, an increase of $85,000.
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At December 31, 2007, total equity was $118.8 million compared to $106.8 million at December 31, 2006. The Company’s equity increased as a result of earnings less dividends paid as well as an improvement of $4.9 million in the net unrealized loss on the Company’s available-for-sale portfolio and an improvement of $1.3 million in the additional pension liability, net of taxes. The Company’s leverage ratio stood at 9.56% at December 31, 2007, compared to 8.58% at December 31, 2006. Book value as of December 31, 2007 was $21.43 per share compared to $19.28 at December 31, 2006.
The Company’s allowance for loan losses was $9.6 million or 1.33% of loans outstanding at the end of the fourth quarter of 2007, compared to $9.7 million, or 1.32% of loans outstanding at December 31, 2006. Non-performing assets totaled $1.8 million at December 31, 2007, compared to $135,000 at December 31, 2006. Non-performing assets increased primarily as a result of one foreclosed asset of $453,000 and three consumer mortgages totaling $938,000.
The Company’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on the Company’s Class A common stock, and 6.00 cents ($0.06) per share on the Company’s Class B common stock. The dividends were declared payable February 15, 2008 to stockholders of record on February 1, 2008.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent or obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(in thousands)

	December 31,	December 31,
	2007	2006
Assets
Cash and Due From Banks	$66,974	$60,465
Federal Funds Sold and Interest-bearing Deposits In Other Banks	232,927	99,203

Securities Available-For-Sale (AFS)	403,635	415,481

Securities Held-to-Maturity	183,710	265,712

Loans:
Commercial & Industrial	117,332	117,497
Construction & Land Development	62,412	49,709
Commercial Real Estate	299,920	327,040
Residential Real Estate	168,204	167,946
Consumer and Other	21,588	11,201
Home Equity	56,795	63,380

Total Loans	726,251	736,773
Less: Allowance for Loan Losses	9,633	9,713

Net Loans	716,618	727,060

Bank Premises and Equipment	21,985	22,955
Accrued Interest Receivable	6,590	7,372
Goodwill	2,714	2,714
Core Deposit Intangible	1,671	2,059
Other Assets	43,457	41,269

Total Assets	$1,680,281	$1,644,290

Liabilities
Demand Deposits	$289,526	$283,449

Interest Bearing Deposits:
Savings and NOW Deposits	310,858	274,231
Money Market Accounts	234,099	301,188
Time Deposits	295,578	410,097

Total Interest Bearing	840,535	985,516

Total Deposits	1,130,061	1,268,965

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	85,990	86,960
Other Borrowed Funds	289,885	123,023

Total Borrowed Funds	375,875	209,983

Other Liabilities	19,456	22,441
Subordinated Debentures	36,083	36,083

Total Liabilities	1,561,475	1,537,472

Total Stockholders’ Equity	118,806	106,818

Total Liabilities & Stockholders’ Equity	$1,680,281	$1,644,290

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year ending
December 31, 2007 and 2006 (in thousands)

	Quarter		Year
	2007	2006	2007	2006
Interest Income:
Loans	$13,056	$13,300	$52,796	$51,437
Securities Held-to-Maturity	2,020	2,447	9,065	10,112
Securities Available-for-Sale	3,920	3,980	14,478	17,194
Federal Funds Sold and Interest-bearing Deposits In Other Banks	1,485	1,519	6,669	1,964

Total Interest Income	20,481	21,246	83,008	80,707

Interest Expense:
Savings and NOW Deposits	1,819	1,524	6,712	4,950
Money Market Accounts	1,849	2,954	8,901	9,804
Time Deposits	3,377	4,957	15,640	16,026
Securities Sold Under Agreements to Repurchase	763	686	3,191	2,681
Other Borrowed Funds and Subordinated Debentures	2,570	2,137	9,361	10,483

Total Interest Expense	10,378	12,258	43,805	43,944

Net Interest Income	10,103	8,988	39,203	36,763

Provision For Loan Losses	600	225	1,500	825

Net Interest Income After Provision for Loan Losses	9,503	8,763	37,703	35,938

Other Operating Income
Service Charges on Deposit Accounts	1,949	1,737	7,579	6,702
Lockbox Fees	694	677	2,956	2,772
Gain on Sale of Fixed Assets	117	—	1,438	—
Other Income	831	322	1,975	1,891

Total Other Operating Income	3,591	2,736	13,948	11,365

Operating Expenses
Salaries and Employee Benefits	5,962	5,723	24,543	23,815
Occupancy	993	921	3,852	3,907
Equipment	692	738	2,957	3,043
Other	2,118	2,468	8,903	9,431

Total Operating Expenses	9,765	9,850	40,255	40,196

Income Before Income Taxes	3,329	1,649	11,396	7,107

Income Tax Expense	955	561	3,532	2,419

Net Income	$2,374	$1,088	$7,864	$4,688

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(in thousands)

	December 31,	December 31,
	2007	2006
Assets
Cash and Due From Banks	$57,553	$58,543
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	131,900	37,728

Securities Available-For-Sale (AFS)	373,208	497,467
Securities Held-to-Maturity	248,338	275,897

Total Loans	725,903	723,825
Less: Allowance for Loan Losses	9,719	9,608

Net Loans	716,184	714,217

Unrealized Loss on Securities AFS	(4,551)	(12,568)
Bank Premises and Equipment	22,869	24,032
Accrued Interest Receivable	7,110	7,517
Goodwill	2,714	2,714
Core Deposit Intangible	1,870	2,259
Other Assets	43,087	41,104

Total Assets	$1,600,282	$1,648,910

Liabilities
Demand Deposits	$278,402	$284,295

Interest Bearing Deposits:
Savings and NOW Deposits	314,961	290,172
Money Market Accounts	277,481	327,203
Time Deposits	335,972	359,046

Total Interest Bearing	928,414	976,421

Total Deposits	1,206,816	1,260,716

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	89,815	70,861
Other Borrowed Funds	132,452	156,060

Total Borrowed Funds	222,267	226,921

Other Liabilities	23,566	19,802
Subordinated Debentures	36,083	36,083

Total Liabilities	1,488,732	1,543,522

Total Stockholders’ Equity	111,550	105,388

Total Liabilities & Stockholders’ Equity	$1,600,282	$1,648,910

Total Average Earning Assets — QTD	$1,453,529	$1,564,210

Total Average Earning Assets — YTD	$1,479,349	$1,534,917

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(in thousands, except share data)

	December 31,	December 31,
	2007	2006
Performance Measures:

Earnings per average share, basic, quarter	$0.43	$0.20
Earnings per average share, diluted, quarter	$0.43	$0.20
Earnings per average share, basic, year	$1.42	$0.85
Earnings per average share, diluted, year	$1.42	$0.84
Return on average assets, year	0.49%	0.28%
Return on average stockholders’ equity, year	7.05%	4.45%
Net interest margin (taxable equivalent), quarter	2.79%	2.30%
Net interest margin (taxable equivalent), year	2.65%	2.40%
Efficiency ratio, year-to-date	77.5%	83.5%
Book value per share	$21.43	$19.28
Tangible book value per share	$20.64	$18.42
Tangible capital / tangible assets	6.83%	6.22%

Common Share Data:
Average shares outstanding, basic, quarter	5,543,804	5,541,156
Average shares outstanding, basic, year	5,542,461	5,540,966
Average shares outstanding, diluted, quarter	5,547,234	5,550,796
Average shares outstanding, diluted, year	5,546,707	5,550,722

Shares outstanding Class A	3,516,704	3,498,738
Shares outstanding Class B	2,027,100	2,042,450

Total shares outstanding at period end	5,543,804	5,541,188

Assets Quality and Other Data:

Allowance for loan losses / loans	1.33%	1.32%
Nonaccrual loans	$1,312	$135
Nonperforming assets	$1,765	$135
Loans 90 days past due and still accruing	$122	$789
Net charge-offs (recoveries), year	$1,580	$453

Leverage ratio	9.56%	8.58%
Tier 1 risk weighted capital ratio	16.46%	15.93%
Total risk weighted capital ratio	17.51%	17.00%
Total risk weighted assets	$914,129	$906,094